Collaborative Investment Series Trust 485BPOS

Exhibit 99(j)(i)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 2, 2022, relating to the financial statements and financial highlights of Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF, Rareview Inflation/Deflation ETF, and Rareview Systematic Equity ETF, each a series of Collaborative Investment Series Trust, for the year or period ended September 30, 2022, and to the references to our firm under the headings “Fund Service Providers”, “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 30, 2023

Exhibit 99(j)(i)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 29, 2022, relating to the financial statements and financial highlights of Mohr Growth ETF, Adaptive Core ETF, and Mindful Conservative ETF, each a series of Collaborative Investment Series Trust, for the period ended September 30, 2022, and to the references to our firm under the headings “Fund Service Providers”, “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 30, 2023

Exhibit 99(j)(i)(3)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 2, 2022, relating to the financial statements and financial highlights of The SPAC and New Issue ETF, a series of Collaborative Investment Series Trust, for the year ended September 30, 2022, and to the references to our firm under the headings “Fund Service Providers”, “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 30, 2023

Exhibit 99(j)(i)(4)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 29, 2022, relating to the financial statements and financial highlights of Goose Hollow Tactical Allocation ETF, a series of Collaborative Investment Series Trust, for the period ended September 30, 2022, and to the references to our firm under the headings “Fund Service Providers”, “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Independent Registered Public Accounting Firm”, and “Policies and Procedures for Disclosure of Portfolio Holdings” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 30, 2023

Exhibit 99(j)(i)(5)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 29, 2022, relating to the financial statements and financial highlights of Greenwich Ivy Long-Short Fund, a series of Collaborative Investment Series Trust, for the year ended September 30, 2022, and to the references to our firm under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 30, 2023